UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

Runway Growth Finance Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01180	47-5049745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 N. Michigan Ave. Suite 4200
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 698-6902

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWAY	Nasdaq Global Select Market
7.50% Notes due 2027	RWAYL	Nasdaq Global Select Market
8.00% Notes due 2027	RWAYZ	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 3, 2025, in connection with a previously announced public offering, Runway Growth Finance Corp. (the “Company”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture, dated July 28, 2022, between the Company and the Trustee (together with the Third Supplemental Indenture, the “Indenture”). The Third Supplemental Indenture relates to the Company’s issuance, offering and sale of $103,250,000 in aggregate principal amount of its 7.25% Notes due 2031 (the “Notes”).

The Notes will mature on February 3, 2031, unless previously redeemed or repurchased in accordance with their terms. The interest rate of the Notes is 7.25% per year and will be paid quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing March 1, 2026. The Notes are the Company’s direct unsecured obligations and rank pari passu with the Company’s existing and future unsecured, unsubordinated indebtedness, including the Company’s 7.50% Notes (as defined below), the 8.00% Notes (as defined below) and the 7.51% Series 2025A Senior Notes due 2028; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Company’s Credit Agreement with KeyBank National Association (the “Credit Facility”); and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s existing or future subsidiaries, financing vehicles or similar facilities, including the Credit Facility.

The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after February 3, 2028, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption.

The Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, as well as covenants limiting the Company’s ability to declare dividends or distributions on, or to repurchase, shares of its capital stock absent compliance with Section 18(a)(1)(B) of the 1940 Act, as modified by Section 61(a)(2) thereof, or any successor provisions thereto. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form N-2 (Registration No. 333-284781) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated January 26, 2026 and a final prospectus supplement dated January 27, 2026. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The transaction closed on February 3, 2026.

The Company intends to use the net proceeds from this offering (a) to repay outstanding indebtedness, including to redeem all of the outstanding 8.00% Notes and to redeem all or a portion of the 7.50% Notes, and (b) for other general corporate purposes.

The foregoing descriptions of the Third Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Third Supplemental Indenture and the form of global note representing the Notes, respectively, each filed or incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On February 3, 2026, the Company notified the Trustee for the Company’s 7.50% Notes due 2027 (CUSIP No. 78163D 209; NasdaqGS: RWAYL) (the “7.50% Notes”), of the Company’s election to redeem $40,250,000 in aggregate principal amount of the 7.50% Notes outstanding, and instructed the Trustee to provide notice of such redemption to the holders of the 7.50% Notes in accordance with the terms of the indenture governing the 7.50% Notes. Additionally, the Company notified the Trustee for the Company’s 8.00% Notes due 2027 (CUSIP No. 78163D 308; NasdaqGS: RWAYZ) (the “8.00% Notes” and, together with the 7.50% Notes, the “Redemption Notes”) of the Company’s election to redeem all of its $51,750,000 in aggregate principal amount of the 8.00% Notes outstanding, and instructed the Trustee to provide notice of such redemption to the holders of the 8.00% Notes in accordance with the terms of the indenture governing the 8.00% Notes

The Company expects to redeem $40,250,000 of the $80,500,000 7.50% Notes issued and all the $51,750,000 8.00% Notes issued and outstanding on March 5, 2026 (the “Redemption Date”). The redemption price per Note will be $25 plus accrued and unpaid interest thereon from March 1, 2026 to, but not including, the Redemption Date.

The Redemption Notes should be presented and surrendered by mail, hand or overnight mail at U.S. Bank Corporate Trust Services, 111 Fillmore Avenue E., St. Paul, MN 55107, Attention: Runway Growth Finance Corp. (7.50% Notes Due 2027 / 8.00% Notes Due 2027). This Current Report on Form 8-K does not constitute a notice of redemption of the Redemption Notes.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. There are likely to be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this Current Report on Form 8-K speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in periodic filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated February 3, 2026, between Runway Growth Finance Corp. and U.S. Bank Trust Company, National Association, as trustee
4.2	Form of Global Note (included in Exhibit 4.1 hereto)
5.1	Opinion of Dechert LLP
23.1	Consent of Dechert LLP (included in Exhibit 5.1 hereto)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2026	RUNWAY GROWTH FINANCE CORP.

	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary